                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Van Kampen California Value Municipal Income Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended October 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: December 18, 2003                              /s/ Ronald E. Robison
                                                     ---------------------------
                                                     Ronald E. Robison
                                                     Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Van Kampen California Value Municipal Income Trust and will be retained by Van Kampen California Value Municipal Income Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Van Kampen California Value Municipal Income Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended October 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: December 18, 2003                              /s/ John L. Sullivan
                                                     ---------------------------
                                                     John L. Sullivan
                                                     Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Van Kampen California Value Municipal Income Trust and will be retained by Van Kampen California Value Municipal Income Trust and furnished to the Securities and Exchange Commission or its staff upon request.